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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               February 1, 2001
               Date of Report (Date of earliest event reported)



                                EMACHINES, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

          000-29715                                   94-3311182
   (Commission file number)              (I.R.S. employer identification no.)


                         14350 Myford Road, Suite 100
                           Irvine, California 92606
             (Address of principal executive offices and zip code)

                                (714) 481-2828
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

     In February 2001, we loaned $300,000 to John A. Muskovich, our Executive Vice President and Chief Financial Officer. In connection with the loan, Mr. Muskovich issued a promissory note to us for that amount and executed a securities pledge agreement and a pledged collateral account control agreement. The note, securities pledge agreement and pledged collateral account control agreement are attached to this report as Exhibits 99.1, 99.2, and 99.3, respectively.

     In March 2001, we granted Wayne R. Inouye, our Chief Executive Officer, an option to purchase 4,000,000 shares of our common stock at an exercise price of $0.3125 per share and an option to purchase an additional 1,000,000 shares at an exercise price of $0.3125 per share. Mr. Inouye's stock option agreement for 4,000,000 shares is attached to this report as Exhibit 99.4, and Mr. Inouye's option agreement for 1,000,000 shares is attached as Exhibit 99.5.

     In March 2001, we entered into an indemnification agreement with Yasuhiro Tsubota relating to his service on our board of directors, which agreement is attached as Exhibit 99.6.

     In April 2001, we entered into an employment agreement with Brian Firestone, appointing him as our Executive Vice President, Strategy & Business Development and granted him an option to purchase 2,000,000 shares of our common stock at an exercise price of $0.23 per share. Mr. Firestone's employment agreement is attached as Exhibit 99.7, and the stock option agreement is attached as Exhibit 99.8.

     In April 2001, we entered into a marketing agreement with AOL (UK) Ltd., AOL Bertelsmann Online GmbH & Co. K.G., AOL Bertelsmann Online France SNC, and Compuserve Interactive Services Ltd., which is attached as Exhibit 99.9.

     On April 10, 2001, we entered into a severance agreement and mutual release, which included a form of a general release, with John Dickinson, by which Mr. Dickinson agreed to resign his position as our Senior Vice President and General Manager, Internet Division on July 1, 2001. On that same date, we loaned Mr. Dickinson $362,644.71 and he issued a promissory note to us for that amount. The severance agreement and form of general release are attached to this report as Exhibit 99.10, and the note is attached to this report as Exhibit 99.11

     In April 2001, we entered into a fourth amendment to our marketing agreement with America Online, Inc., dated June 17, 1999, which amendment is attached as Exhibit 99.12.

     In April 2001, our board of directors amended Section 3.2 of our bylaws to reduce our authorized number of directors to seven. The amendment is attached as Exhibit 99.13.

     On April 25, 2001, we issued a press release announcing our earnings for the quarter ending March 31, 2001. A copy of the press release is attached as
Exhibit 99.14 and is incorporated by reference into this Item 5.

     As of April 30, 2001, we entered into an employment agreement with Adam Andersen, appointing him as our Senior Vice President or and Chief Operating Officer, which agreement is attached as Exhibit 99.15.



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Item 7.  Financial Statements and Exhibits.

Exhibit No.     Description
-----------     -----------
Exhibit 99.1    Promissory Note from John A. Muskovich dated February 1, 2001

Exhibit 99.2 Securities Account Pledge Agreement between eMachines and John A. Muskovich dated February 1, 2001

Exhibit 99.3 Pledged Collateral Account Control Agreement between eMachines and John A. Muskovich dated February 1, 2001

Exhibit 99.4 Stand-Alone Stock Option Agreement between eMachines and Wayne R. Inouye dated March 14, 2001 for 4,000,000 shares

Exhibit 99.5 Stand-Alone Stock Option Agreement between eMachines and Wayne R. Inouye dated March 14, 2001 for 1,000,000 shares

Exhibit 99.6 Indemnification Agreement between eMachines and Yasuhiro Tsubota dated March 28, 2001

Exhibit 99.7 Employment Agreement between eMachines and Brian Firestone dated April 1, 2001

Exhibit 99.8 Stand-Alone Stock Option Agreement between eMachines and Brian Firestone dated April 17, 2001 for 2,000,000 shares

Exhibit 99.9    Marketing Agreement between eMachines and AOL (UK) Ltd.,
                AOL Bertelsmann Online GmbH & Co. K.G., AOL Bertelsmann Online France SNC, and Compuserve Interactive Services Ltd. dated April 2001

Exhibit 99.10 Severance Agreement and Mutual Release including Form of General Release between eMachines and John Dickinson dated April 10, 2001

Exhibit 99.11   Promissory Note from John Dickinson dated April 10, 2001

Exhibit 99.12 Fourth Amendment to Marketing Agreement between eMachines and America Online, Inc. dated April 12, 2001

Exhibit 99.13   Bylaws Amendment adopted April 17, 2001

Exhibit 99.14   eMachines, Inc. Press Release dated April 25, 2001

Exhibit 99.15 Employment Agreement between eMachines and Adam Andersen dated as of April 30, 2001





                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EMACHINES, INC.



Dated: April 27, 2001               By:    /s/  John A. Muskovich
                                        ------------------------------------
                                        Name:   John A. Muskovich
                                        Title:  Executive Vice President and
                                                Chief Financial Officer


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                               INDEX TO EXHIBITS

 Exhibit No.     Description
 ----------      -----------
    99.1         Promissory Note from John A. Muskovich dated February 1, 2001

    99.2 Securities Account Pledge Agreement between eMachines and John A. Muskovich dated February 1, 2001

    99.3 Pledged Collateral Account Control Agreement between eMachines and John A. Muskovich dated February 1, 2001

    99.4 Stand-Alone Stock Option Agreement between eMachines and Wayne R. Inouye dated March 14, 2001 for 4,000,000 shares

    99.5 Stand-Alone Stock Option Agreement between eMachines and Wayne R. Inouye dated March 14, 2001 for 1,000,000 shares

    99.6 Indemnification Agreement between eMachines and Yasuhiro Tsubota dated March 28, 2001

    99.7 Employment Agreement between eMachines and Brian Firestone dated April 1, 2001

    99.8 Stand-Alone Stock Option Agreement between eMachines and Brian Firestone dated April 17, 2001 for 2,000,000 shares

    99.9         Marketing Agreement between eMachines and AOL (UK) Ltd.,
                 AOL Bertelsmann Online GmbH & Co. K.G., AOL Bertelsmann Online France SNC, and Compuserve Interactive Services Ltd.
                 dated April 2001

   99.10 Severance Agreement and Mutual Release including Form of General Release between eMachines and John Dickinson dated April 10, 2001

   99.11         Promissory Note from John Dickinson dated April 10, 2001

   99.12 Fourth Amendment to Marketing Agreement between eMachines and America Online, Inc. dated April 12, 2001

   99.13         Bylaws Amendment adopted April 17, 2001

   99.14         eMachines, Inc. Press Release dated April 25, 2001

   99.15 Employment Agreement between eMachines and Adam Andersen dated as of April 30, 2001